EXHIBIT 99.1

                            COMPANY VOTING AGREEMENT

                  THIS COMPANY VOTING AGREEMENT (this "Agreement") is entered into this 24th day of June, 1999, by and among ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("Acquiror"), DARWIN ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Acquiror ("Merger Sub"), and each other Person listed on the signature page hereof who is a stockholder (each a "Stockholder" and collectively, the "Stockholders") of THINK NEW IDEAS, INC., a Delaware corporation (the "Company").

                  WHEREAS, the Stockholders own of record and beneficially the shares of common stock, par value $.0001 per share of the Company ("Company Common Stock") set forth opposite their respective names on Schedule A hereto and desire to enter into this Agreement with respect to such shares of Company Common Stock;

                  WHEREAS, Acquiror, Merger Sub and the Company have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, which provides, among other things, for the merger (the "Merger") of the Merger Sub with and into the Company pursuant to the terms and conditions thereof; capitalized terms used herein and not otherwise defined shall have the meanings given to such terms as in the Merger Agreement;

                  WHEREAS, as an essential condition and inducement to Acquiror and Merger Sub entering into the Merger Agreement, Acquiror has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement; and

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, agree as follows:

         SECTION 1.  VOTING

                  (a) Each Stockholder hereby agrees to appear, or to cause the holder of record on any applicable record date (the "Record Holder") to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of the Company and at any adjournment thereof at which matters relating to the Merger, Merger Agreement or any transaction contemplated thereby are considered; and

                  (b) Each Stockholder further agrees that, it shall vote, or cause the Record Holder to vote, in person or by proxy all of the shares of Capital Stock, and any other voting interests in the Company owned or hereafter acquired beneficially or of record by such Stockholder:

                           (i) in favor of the  Merger and the  adoption  of the
Merger Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of the Company and by Acquiror) in connection with any meeting of, or solicitation of consents from, the stockholders of the Company at which or in connection with which the Merger and the Merger Agreement are submitted for the consideration and vote of the stockholders of the Company;

                           (ii)  against  approval or  adoption  of  resolutions
which would have the effect of preventing or materially delaying consummation of the Merger or otherwise preventing or materially delaying the Company from performing its obligations under the Merger Agreement; and

                           (iii)  against any action  which would  constitute  a
material breach of any provision of the Merger Agreement.

                  To the extent inconsistent with the foregoing provisions of this Section 1, each Stockholder revokes any and all previous proxies with respect to shares of Capital Stock owned beneficially or of record by such Stockholder and agrees not to grant any proxy with respect to and any other voting interests in the Company owned or hereafter acquired beneficially or of record by such Stockholder.

         SECTION 2.  PROXY; FURTHER ASSURANCES

                  (a)  Contemporaneously  with the execution of this  Agreement:
(i) each Stockholder has delivered to Acquiror a proxy in the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law and to the extent provided therein, with respect to the shares referred to therein (the "Proxy"); and (ii) each Stockholder has caused to be delivered to Acquiror an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act), but not of record, by such Stockholder, which proxy shall be irrevocable to the fullest extent permitted by law and to the extent provided therein, with respect to the shares referred to therein.

                  (b) Each Stockholder shall, at such Stockholder's own expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Acquiror the power to carry out and give effect to the provisions of this Agreement. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) or transaction if such action would materially impair or materially interfere with the ability of any party to effectuate, carry out and comply with all of the terms of this Agreement.

         SECTION 3.  REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

                  Each Stockholder hereby, severally and not jointly, represents and warrants to Acquiror as follows:

                  (a) Such Stockholder has the legal capacity and all other power and authority necessary to enter into this Agreement, to perform the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery of this Agreement by Acquiror, Merger Sub and the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor's rights generally and by the application of general principles of equity.

                  (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not (i) to the knowledge of such Stockholder, conflict with or violate any law, regulation, court order, judgment or decree applicable to such Stockholder or by which the property of such Stockholder is bound or affected, or (ii) conflict with or result in any breach of or constitute a default under any contract or agreement to which such Stockholder is a party or by which such Stockholder or such Stockholder's property is bound or affected, which conflict, violation, breach or default would materially impair or materially interfere with such Stockholder's ability to perform its obligations under this Agreement.

                  (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent or other action by any Person under, any provision of any agreement, contract or other instrument binding on such Stockholder.

                  (d) The shares of Company Common Stock reflected on Schedule A as being owned by such Stockholder are the only shares of voting Capital Stock of the Company or any other voting interests in the Company owned beneficially or of record by such Stockholder, and except as set forth in Schedule A, such Stockholder does not own any other options, warrants or rights to acquire shares of any class of capital stock of the Company or any other voting interests in the Company. Such Stockholder has the sole power respecting voting and transfer of such Stockholder's shares of Capital Stock. Except as set forth on Schedule 3(d) hereto, the shares and certificates representing such shares held by such Stockholder are owned as indicated on Schedule A by such Stockholder, free and clear of all liens, claims, security interests, proxies, options, warrants or other rights, voting trusts or agreements, understandings or arrangements or any other Encumbrances whatsoever, except for any such Encumbrances or proxies arising hereunder.

                  (e) No investment banker, broker, finder or other intermediary is entitled to a fee or commission in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

         SECTION 4.  COVENANTS OF EACH STOCKHOLDER

                  (a) From the date of this Agreement until the Effective Time or, if earlier, the termination of this Agreement pursuant to Section 15 hereof, each Stockholder agrees severally and not jointly that such Stockholder will not, and will use its "reasonable efforts" (as defined in the Merger Agreement) to not permit any of the Representatives of the Company to, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate (including by way of furnishing information), any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to an Acquisition Proposal, (ii) enter into or maintain or continue discussions or negotiate with any Person in furtherance of such inquiries or to obtain an Acquisition Proposal, or (iii) agree to, approve, recommend, or endorse any Acquisition Proposal, or authorize or permit any of such Stockholder's Representatives to take any such action and, such Stockholder shall promptly notify Acquiror of any such inquiries and proposals received by such Stockholder or, to such Stockholder's knowledge, any of such Stockholder's Representatives, relating to any of such matters. Each Stockholder severally and not jointly further agrees to use its "reasonable efforts" as a stockholder to cause the Company to comply with the obligations of the Company set forth in Section 7.8 of the Merger Agreement.

                  (b) Except pursuant to the terms of this Agreement, each Stockholder agrees severally and not jointly that such Stockholder will not, without the prior written consent of Acquiror or Merger Sub, directly or indirectly, grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Capital Stock or any options, warrants or other rights to acquire stock of the Company. Each Stockholder agrees to notify Acquiror or Merger Sub promptly, and to provide all details requested by Acquiror or Merger Sub, if such Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

         SECTION 5.  SPECIFIC PERFORMANCE

                  Each Stockholder acknowledges and agrees that there would be no adequate remedy at law for Acquiror or Merger Sub if such Stockholder fails to perform any of such Stockholder's obligations hereunder, and accordingly agrees that Acquiror and Merger Sub, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of such Stockholder under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction. Each Stockholder hereby waives any objection to the imposition of such relief or to the posting of a bond in connection therewith.

         SECTION 6.  GOVERNING LAW

                  This  Agreement   shall  be  governed  by,  and  construed  in
accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

         SECTION 7.  PARTIES IN INTEREST

                  This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and permitted assigns. If any Stockholder shall at any time hereafter acquire ownership of, or voting power with respect to, any additional shares of Capital Stock or any other voting interests in the Company in any manner, whether by the exercise of any options or any securities or rights convertible into or exchangeable for shares of Capital Stock or any other voting interests in the Company, by operation of law or otherwise, such shares or other interests shall be held subject to all of the terms and provisions of this Agreement. Without limiting the foregoing, each Stockholder specifically agrees that the obligations of such Stockholder hereunder shall not be terminated by operation of law, whether by death or incapacity of such Stockholder or otherwise.

         SECTION 8.  AMENDMENT

                  This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

         SECTION 9.  SEVERABILITY

                  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         SECTION 10.  WAIVER

                  Except as provided in this Agreement, no action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a wavier of any prior or subsequent breach of the same or any other provision hereunder.

         SECTION 11.  NOTICES

                  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail
(postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                  If to a Stockholder:

                  To such Stockholder's address
                  or telecopier number as set forth
                  on Schedule A attached hereto

                  with a copy to:

                  Akin, Gump, Strauss, Hauer & Feld LLP
                  1333 New Hampshire Avenue, N.W.
                  Suite 400
                  Washington, D.C. 20036
                  Telecopier No.:  (202) 887-4288
                  Attention:  Victoria A. Baylin, Esq.

                  If to Acquiror or Merger Sub:

                  ANSWERTHINK CONSULTING GROUP, INC.
                  1001 Brickell Bay Drive
                  Suite 3000
                  Miami, Florida  33131
                  Telecopier No.: (305) 379-8810
                  Attention:  Ted A. Fernandez

                  With a copy (which shall not constitute notice) to:

                  Hogan & Hartson L.L.P.
                  555 Thirteenth Street, N.W.
                  Washington, D.C.  20004
                  Telecopier No.:  (202) 637-5910
                  Attention:  J. Hovey Kemp, Esq.

         SECTION 12.  ENTIRE AGREEMENT; ASSIGNMENT

                  This Agreement (a) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and (b) shall not be assigned by operation of law or otherwise, except that this Agreement shall be binding upon each Stockholder and each Stockholder's successors and permitted assigns.

         SECTION 13.  HEADINGS

                  Section headings are included solely for convenience and are not considered to be part of this Agreement and are not intended to be an accurate description of the contents thereof.

         SECTION 14.  COUNTERPARTS

                  This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 15.  TERMINATION

                  This Agreement and all of the parties' rights and obligations hereunder shall terminate on the earlier to occur of (a) the date on which the Merger Agreement is validly terminated pursuant to the provisions thereof, or

(b) the Effective Time; as defined in the Merger Agreement, (the "Termination Date"); provided, however, that in the event the Company becomes obligated to pay a Termination Fee to Acquiror pursuant to Section 9.5(b)(i), Section 9.5(b)(ii), Section 9.5(b)(iii), or Section 9.5(b)(iv) of the Merger Agreement, the Termination Date hereunder shall mean the date on which such Termination Fee is received by Acquiror.

         SECTION 16.  OFFICERS AND DIRECTORS; AFFILIATE AGREEMENTS

                  (a) Notwithstanding anything else herein to the contrary but subject to the proviso set forth in this Section 16(a), (i) nothing set forth herein shall be deemed to restrict or otherwise prohibit a Stockholder who is an officer or director of the Company from exercising, in such individual's capacity as an officer or director of the Company, what such Stockholder believes in good faith to be his or her fiduciary duties as an officer or director of the Company to the stockholders of the Company, and (ii) and no action or inaction required hereby shall require a Stockholder who is an officer or director of the Company to take any action or refrain from taking any action, in such individual's capacity as an officer or director of the Company, that such Stockholder believes in good faith is required by or would be a breach of his or her fiduciary duties as an officer or director of the Company to the stockholders of the Company; provided, however, that, notwithstanding the foregoing, with respect to any matter set forth in Section 7.8 of the Merger
Agreement, each Stockholder who is an officer or director of the Company shall exercise his or her fiduciary duties to the stockholders of the company pursuant to and in accordance with the provisions of Section 7.8 of the Merger Agreement.

                  (b) Each Stockholder who also executes and enters into an Affiliate Agreement hereby agrees and acknowledges that, notwithstanding any other provisions of this Agreement and in addition to any obligations of such Stockholder hereunder, such Stockholder is and will be subject to all of the terms and provisions of such Affiliate Agreement and the obligations of such Stockholder contained in such Affiliate Agreement are and will be independent, separate and apart from the obligations of such Stockholder hereunder.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Company Voting Agreement, or have caused this Company Voting Agreement to be executed and delivered on their behalf, as of the date first above written.

                               ANSWERTHINK CONSULTING GROUP, INC.

                               By:  /s/     Ted A. Fernandez
                                  --------------------------------------------
                                  Name:    Ted A. Fernandez
                                  Title:   Chairman of the Board, President
                                           and Chief Executive Officer



                               DARWIN ACQUISITION CORP.

                               By:  /s/   Ted A. Fernandez
                                  --------------------------------------------
                                   Name:  Ted A. Fernandez
                                   Title: Chairperson of the Board and President



                               STOCKHOLDERS

                               By:      /s/ Ronald Bloom
                                     -----------------------------------------
                               Name: Ronald Bloom
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------


                               By:    /s/ Richard Char
                                     -----------------------------------------
                               Name: Richard Char
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------

                               By:     /s/ Adam Curry
                                     -----------------------------------------
                               Name: Adam Curry
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------

                               By:    /s/ Melvin Epstein
                                     -----------------------------------------
                               Name: Melvin Epstein
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------



                               By:    /s/ Susan Goodman
                                     -----------------------------------------
                               Name: Susan Goodman
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------


                               By:    /s/ Larry Kopald
                                     -----------------------------------------
                               Name: Larry Kopald
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------



                               By:    /s/ Scott Metcalf
                                     -----------------------------------------
                               Name: Scott Metcalf
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------



                               By:    /s/ Joseph Nicholson
                                     -----------------------------------------
                               Name: Joseph Nicholson
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------

                               By:    /s/ Ominicom  Group, Inc.
                                     -----------------------------------------
                               Name: Ominicom Group, Inc.
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------

                               By:    /s/ Kenneth Orton
                                     -----------------------------------------
                               Name: Kenneth Orton
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------

                               By:    /s/ Barry Wagner
                                     -----------------------------------------
                               Name: Barry Wagner
                                     -----------------------------------------
                               Address:
                                     -----------------------------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY


         The undersigned Stockholders of THINK NEW IDEAS, INC., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("Acquiror"), the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to (a) the outstanding shares of common stock, par value $.0001 per share, of the Company (the "Company Common Stock") or any other capital stock of the Company (collectively with the Company Common Stock, the "Capital Stock") owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of Capital Stock of the Company which the undersigned may acquire on or after the date hereof, provided that this proxy automatically shall be revoked with respect to any shares of Caital Stock that are sold, transfered or otherwise disposed of by the undersigned ("Transferred Stock") effective as of the date of such sale, transfer or other disposition ("Date of Disposition"). Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Capital Stock are hereby revoked, and the undersigned agrees that no subsequent proxy will be given with respect to the voting of any of the Capital Stock (other than Transferred Stock after the Date of Disposition given by the purchaser, transferee or other beneficiary of such other disposition with respect to such stock) except to the extent that such proxies do not prevent the voting of this proxy in favor of the transactions described herein.

         This proxy is irrevocable (except as and to the extent provided in the immediately preceding paragraph), is coupled with an interest, is granted in connection with the execution and delivery of the Company Voting Agreement, dated as of the date hereof, among Acquiror and the undersigned (the "Company Voting Agreement") and is granted in consideration of Acquiror entering into the Agreement and Plan of Merger, dated as of the date hereof, among Acquiror, DARWIN ACQUISITION CORP., a Delaware corporation (the "Merger Sub") and the Company (the "Merger Agreement").

         The proxy named above (and its successors) will, prior to the Termination Date (as hereinafter defined), be empowered, and may exercise this proxy, to vote the Capital Stock at any meeting of the Stockholders of the Company, however called, or in connection with any solicitation of written consents from Stockholders of the Company, called or solicited, as the case may be, for the purpose of voting on the Merger Agreement and the transactions contemplated thereby in favor of the approval and adoption of the Merger Agreement and the approval of the merger contemplated thereby, and in favor of each of the other actions contemplated by the

Merger Agreement. The undersigned may vote the Capital Stock on all other matters.

         This proxy shall be binding upon the representatives, successors and permitted assigns of the undersigned.

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy and the rights  contained  herein shall  terminate  upon the
termination   of  the  Company  Voting   Agreement  as  provided   therein  (the
"Termination Date").

Date:  June 24, 1999

                                    -----------------------------------------
                                    Stockholder's Name

                                    Number  of shares of common
                                    stock of the Company  owned
                                    of record as of the date of
                                    this proxy:


                                    -----------------------------------------